Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2019 USD ($)	Mar. 31, 2019 CNY (¥)	Mar. 31, 2018 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2020		¥ 313,700
2021		313,999
2022		313,999
2023		50,213
2024		951
Thereafter		9,105
Net Carrying Amount	$ 149,298	¥ 1,001,967	¥ 116,770